UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549



                                FORM 8-K

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

                            August 11, 2006
            ------------------------------------------------
            Date of Report (Date of earliest event reported)

                                Con-way Inc.
         ------------------------------------------------------
         (Exact name of registrant as specified in its charter)

         Delaware               1-5046              94-1444798
         ----------             ------              ----------
        (State of other        (Commission         (IRS Employer
        jurisdiction of        File Number)        Identification
        incorporation)                                   No.)

       2855 Campus Drive, Suite 300, San Mateo, California  94403
      ------------------------------------------------------------
                (Address of principal executive offices)
                               (zip code)

          Registrant's telephone number, including area code:
                             (650) 378-5200



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     (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 8.01      OTHER EVENTS


        In 2003 Emery Worldwide Airlines, Inc. ("EWA") and Menlo Worldwide Forwarding, Inc. ("MWF") were sued in a California federal court action by the Air Line Pilots Association, International ("ALPA") to compel arbitration of ALPA grievances over the furloughs of its members after EWA ceased air carrier service in 2001 ("ALPA Grievances"). The ALPA Grievances protest the furloughs of EWA's pilots and other flight crewmembers ("ALPA Members) and the use by MWF of other air carriers, and seek recovery of lost wages and other damages for those ALPA Members. Since 2003, (i) ALPA amended its lawsuit to include Con-way Inc. ("the Company") as a defendant, (ii) the Company sold its air freight forwarding business, including MWF, to United Parcel Service, and (iii) some ALPA Members notified ALPA that they elected not to be represented by ALPA any longer, and that they would be separately represented. As a result, as of August 8, 2006, ALPA continued to represent 279 of the original 484 ALPA Members. On August 8, 2006, the Company and ALPA concluded a final settlement extinguishing the beneficial interests in the ALPA Grievances of those ALPA Members still represented by ALPA. Under the terms of the settlement, EWA will pay its former pilots and other flight crewmembers who were still ALPA Members an aggregate sum of $10.916 million, the allocation of which is determined solely by ALPA. In addition, the collective bargaining relationship between ALPA and EWA was terminated, and ALPA released the Company and its affiliates. ALPA has dismissed its lawsuit with prejudice. The ALPA settlement does not affect any accrued rights of EWA's former pilots and other flight crewmembers who were no longer represented by ALPA as of the date of the settlement. The Company will continue to defend the ALPA Grievances and related litigation by the 205 former ALPA Members. Based on management's current evaluation, the Company believes that it has provided for its estimated exposure related to the remaining ALPA Grievances and related litigation.


                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        Con-way Inc.
                        ------------
                        (Registrant)


August 11, 2006         /s/ Jennifer W. Pileggi
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                        Jennifer W. Pileggi
                        General Counsel